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                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Paul F. Renne and Laura Stein, and each of them, such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H.J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended May 2, 2001 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed below as of the 13th day of July, 2001 by the following persons in the capacities indicated.


/s/ William R. Johnson                Chairman of the Board of Directors,
-------------------------------       President and Chief Executive Officer
William R. Johnson                    (Principal Executive Officer)


/s/ Nicholas F. Brady                 Director
-------------------------------
Nicholas F. Brady


/s/ Mary C. Choksi                    Director
-------------------------------
Mary C. Choksi
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/s/ Leonard S. Coleman, Jr.           Director
-------------------------------
Leonard S. Coleman, Jr.


/s/ Edith E. Holiday                  Director
-------------------------------
Edith E. Holiday


/s/ Samuel C. Johnson                 Director
-------------------------------
Samuel C. Johnson


/s/ Candace Kendle                    Director
-------------------------------
Candace Kendle


/s/ Donald R. Keough                  Director
-------------------------------
Donald R. Keough


/s/ Dean R. O'Hare                    Director
-------------------------------
Dean R. O'Hare


/s/ Paul F. Renne                     Executive Vice President and Chief
-------------------------------       Financial Officer and Director
Paul F. Renne                         (Principal Financial Officer)


/s/ Thomas J. Usher                   Director
-------------------------------
Thomas J. Usher


/s/ David R. Williams                 Director
-------------------------------
David R. Williams


/s/ James. M. Zimmerman               Director
-------------------------------
James M. Zimmerman


/s/ William J. Showalter              Vice President - Corporate Controller
-------------------------------       (Principal Accounting Officer)
William J. Showalter